AUTONOMIX

Sense, Treat and Verify.

Illuminating the Nervous System with Transvascular Precision-Guided Technology

Investor Presentation

January 2026

Forward-Looking Statements

All statements contained herein other than statements of historical fact, including statements regarding our future results of operations and financial position, our business strategy and plans, and our objectives for future operations, are forward-looking statements. The words "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," and similar expressions are intended to identify forward looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. These statements are only predictions and involve known and unknown risks, uncertainties, and other factors, including those discussed under "Risk Factors" and elsewhere in the Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (SEC) on May 29, 2025 and updated from time to time in our Form 10-Q filings and in our other public filings with the SEC. Any forward-looking statements contained in this release speak only as of its date. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the future events and trends discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. More detailed information about Autonomix is set forth in our filings with the Securities and Exchange Commission. Investors and security holders are urged to read these documents free of charge on the SEC's web site at http://www.sec.gov.

The data contained herein is derived from various internal and external sources. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance. Autonomix assumes no obligation to update the information in this presentation.

Unleashing the Power of Nerve-Targeted Treatments

Transforming minimally invasive transvascular technology to treat neurological diseases.

120+ Patents	Extensive IP Portfolio with 120+ Patents Issued and Pending
First-In-Class	High Sensitivity to Detect and Differentiate Neural Signals, Enabling Real-Time, High-Resolution Signal Capture Through Our Proprietary Microchip Directly at the Source
Positive Data	Significant Sustained Pain Reduction Demonstrated in Initial Phase of First-in-Human Proof-of-Concept (PoC 1) Trial in Pancreatic Cancer Pain
Ongoing POC Study	PoC 2 Study Focusing on AMIX Sensing and RF Ablation Catheters, Additional Visceral Cancers, and Earlier Stage Pancreatic Cancer
Class II De Novo FDA Path	Targeting FDA De Novo Approval in 2028 for Pancreatic Cancer-Related Pain Indication

Total Combined $100 Billion Market Opportunity

The Problem

Current Technologies Cannot Precisely Target and Treat Overactive Nerves.

- Current cardiac sensing technologies cannot detect low amplitude neuronal signals
  - Senses (or maps) 100µV activity while neuronal signaling through the vessel wall is much lower, typically less than 5uV
- Neuronal RF ablation procedures, while effective, are currently performed blind
  - Physicians lack ability to target, differentiate or verify treatment



Clearer visibility and a better understanding of the nervous system can open doors to new treatments and diagnostic techniques that are currently unavailable

AUTONOMIX

Sense, Treat and Verify.

Illuminating the Nervous System with Transvascular Precision-Guided Technology

Play Video

Enabling Sense, Treat and Verify.

Potential to Improve Patient Outcomes Through Next-Generation Precision-Guided Treatment

Procedure


MAPPING CATHETER INSERTION
Celiac ganglia
Celiac artery
Postganglionic nerve fiber
Aorta


RF CATHETER INSERTION
Ablation performed at selected vessel


MAPPING CATHETER REINSERTION

1 Sense (Identify) Overactive Nerves

Precision Mapping of Neural Activity to Identify Target Overactive Nerves

2 Treat (Ablate) Target Nerves

Advanced Ablation Catheter Delivers Thermal Energy to Kill Target Nerves

3 Verify (Confirm) Treatment

Immediate Intra-Procedure Feedback Ensures Treatment Effectiveness

AUTONOMIX

NASDAQ: AMIX

Unleashing the Power of Precision-Guided, Nerve-Targeted Treatments

Summary

- <5 μV High Sensitivity to Detect and Differentiate Neural Signal Strength
- ASIC-Powered[1] Proprietary Sensory Microchip Processes Signal at the Source
- Signal Travels Only Millimeters – Preserving Signal Integrity and Data Resolution
- Platform with Unlimited Application Opportunities Across Wide Disease Spectrum

User Interface Provides Real-Time Neural Signaling Data




Multi-channel signaling allows for 360-degree positioning for directional neuronal targeting
Immediate proximity of the sensory chip to the custom antenna array results in high-resolution signal capture
Custom Antenna Array
1-2 mm Proprietary Sensory Microchip

1. ASIC – Application-Specific Integrated Circuit

PoC 1 Study: First-in-Human Proof-of-Concept Study in Pain Associated With Pancreatic Cancer

PoC 1 Initial Phase **Achieved Key Learnings** and **Met Study Objectives**

Demonstrated Statistically **Significant Pain Relief**

Number of Subjects:	20[1]
Clinical Sites:	1
Objective:	Transvascular ablation of relevant nerves to treat intractable pain

Primary Endpoints:

Successful placement of the catheter determined via ultrasound imaging, during the ablation procedure and each patient assessed as Successful or Not Successful.

Secondary Endpoints:

- EFFICACY: Patients evaluated for VAS pain score, QoL and opioid-use, as well as size of the ablated area and local tissue changes.
- SAFETY: Adverse events evaluated and classified as device- or procedure-related or unrelated, serious or not, and expected or unexpected.

1. Subjects include the first five lead-in subjects used for procedure optimization.

AUTONOMIX

NASDAQ: AMIX

PoC 1 Study: Met Efficacy and Safety Objectives

- ✓ 100% of **patients (n=16) with femoral access responded** to treatment[5]
- ✓ Pain relief occurred **as early as 24 hours** post-procedure
- ✓ Pain reduction remained **consistently positive at 7 days and 4-6 weeks** post-procedure
- ✓ Long-lasting, durable pain reduction of **nearly 66%, or a mean 5.08 reduction,** at 3-months post-procedure
- ✓ 100% of responders **Required Zero Opioid** use at 3-months post-procedure
- ✓ **77% improvement** in global quality of health
- ✓ **No device or procedure-related serious adverse events**[4]

	7-Day Data[1]			4-6 Week Data[2]			12+ Week Post Hoc Data[3]		
Group	VAS Pain Score Reduction (n=16)	Opioid Use (n=16)	Quality of Life Improvement (n=16)	VAS Pain Score Reduction (n=9)	Opioid Use (n=11)	Quality of Life Improvement (n=9)	VAS Pain Score Reduction (n=6)	Opioid Use (n=7)	Quality of Life Improvement (n=6)
Responding Femoral Patients	4.16 (53%)	0%	76%	4.67 (59%)	27%	42%	5.08 (66%)	0%	77%

1. Of the 20 subjects enrolled, three (3) patients with brachial access showed no improvement and one (1) patient was enrolled and not treated due to unsuccessful catheter placement because of an existing celiac trunk stenosis (narrowing of the vessel).
2. A total of four (4) responders succumbed to their disease before the 4-6 weeks post-procedure follow-up which was attributed to disease progression and not related to the procedure. Three (3) responding patient VAS scores, three (3) responding patient quality of life scores and one (1) responding patient opioid status were not reported at the 4-6 week post-procedure follow-up due to the inability to travel given the natural progression of their disease and will be recorded as missing data in the final report.
3. A total of eight (8) responders succumbed to their disease before the 3-month post-procedure follow-up which was attributed to disease progression and not related to the procedure. Two (2) responding patient VAS and quality of life scores and one (1) responding patient opioid status were not reported at the 3-month post-procedure follow-up due to the inability to travel given the natural progression of their disease and will be recorded as missing data in the final report.
4. As to be expected in seriously ill patient populations, there were 8 serious adverse events not related to the device or procedure (6) subjects succumbed to their disease before the 4-6 week follow up and 2 events related to disease progression resulting in hospitalization. In a separate clinical patient population of three subjects, there was a procedural-related serious adverse event of a hematoma at the access site resulting in hospitalization.
5. Three (3) patients with brachial access showed no improvement and one (1) patient was enrolled and not treated due to unsuccessful catheter placement because of an existing celiac trunk stenosis (narrowing of the vessel).

AUTONOMIX

NASDAQ: AMIX

Clinically Meaningful Pain Reduction at 4-6 Weeks & 3 Months



PANCREATIC CANCER PAIN PoC 1 STUDY:
RESPONDING FEMORAL PATIENTS MEAN VAS SCORE OVER TIME
Autonomix Achieved a 59.2% Reduction in VAS Pain Score at 4-6 Weeks
and a 65.6% Reduction in VAS Pain Score at 3-Month Post Hoc Analysis
(20% Reduction in VAS Considered Clinically Significant Pain Reduction¹)
Severe Pain
Moderate Pain
Mild Pain
10
9
8
7
6
5
4
3
2
1
0
7.81
4.00
3.65
3.22
2.67
Screening n=16
Post-Procedure (+24 Hours) n=16
7 Days Follow-Up (+/- 48 Hours) n=16
4-6 Weeks Follow-Up n=9
3-Month Post Hoc Analysis² n=6

1. Haefeli M, Elfering A. Pain assessment. Eur Spine J. 2006 Jan;15 Suppl 1(Suppl 1):S17-24. doi: 10.1007/s00586-005-1044-x. Epub 2005 Dec 1. PMID: 16320034; PMCID: PMC3454549.
2. Of the 16 PoC 1 responding patients, a total of eight responders succumbed to their disease before the 3-month post-procedure follow-up which was attributed to disease progression and not related to the procedure. Two responding patient VAS and quality of life scores and one responding patient opioid status were not reported at the 3-month post-procedure follow-up due to the inability to travel given the natural progression of their disease and will be recorded as missing data in the final report.

PoC 1 Study: Subgroup Analysis Shows Pain Relief Observed Across All Disease Stages

Across all disease stages, responding patients presenting with severe baseline pain experienced rapid, consistent and clinically-meaningful reductions in average pain.

Late-Stage Improvement

Among late-stage (Stage 4) cancer patients, meaningful improvement was observed. Several individuals with terminal disease reported a transition from severe to mild or moderate pain, at times even reporting near-elimination pain relief.

Rapid Onset

Responding patients demonstrated a marked reduction in average pain within 24 hours following the procedure.

Early Improvement

By 7 days post-procedure, 93.75% of responding patients (N=16) improved from severe pain to mild or moderate pain, with many achieving near-elimination of pain.

Sustained Benefit

At 4–6 weeks post-procedure, approximately two-thirds of responding patients (N=9) maintained pain at mild or elimination levels.

Durability

At 3 months post-procedure, no responding patients (N=6) reported severe pain, and 50% maintained mild or eliminated pain levels.

1. The dataset includes three patients with pancreatic cancer stage recorded as unknown.

PoC 2 Study: Follow-On Expansion Protocol of Proof-of-Concept Study

Evaluation of pain management in additional visceral cancers, earlier stage pancreatic cancer and procedural protocol of Autonomix Sensing & RF Ablation Catheters

Number of Subjects:	20
Clinical Sites:	1
Objective:	Ablate relevant nerves and mitigate intractable pain

Refinement to Interventional Pancreatic Cancer Pain Management Procedural Protocol

Procedure Variable Guidance to Inform U.S. Trial Design

Focus on Interventional Cancer Pain Management in Visceral Cancers

Pancreatic | Stomach | Liver | Bile Duct

Further Expansion in Pancreatic Cancer Pain

Earlier Stage | Moderate to Severe Pain

Path to Potential FDA Clearance

2025 → 2028

PoC Studies → IDE Clinical Trials in US → FDA De Novo Submission → FDA Clearance

Revenue Generation Model

- Capital Expenditure
- Catheter Disposables
- Annual Software License

Proof-of-Concept in Lead Indication Opens >$100 Billion Total Market Opportunity


Potential Future Targets
Market Opportunities
Initial Target
Pancreatic Cancer Pain
We are initially developing our technology for patients with pancreatic cancer and pancreatitis, conditions that can cause debilitating pain and need a more effective solution.
We believe pancreatic cancer pain management is a "proof of concept," and we believe success here will be indicative of the potential of our system in a wide range of disorders where the peripheral nervous system is involved.
Chronic Pain
Lower Back Pain
Joint Pain
Pelvic Pain
Urinary Tract Pain
Digestive Disorders
Tumor Related Pain
Complex Regional Pain Syndrome (CRPS)
$75B[1]
Cardiovascular
Hypertension
Cardiovascular Disease
$23B[2]
Pulmonary
Chronic Obstructive Pulmonary Disease
$18B[3]

1. https://www.mordorintelligence.com/industry-reports/pain-management-market;
2. https://www.polarismarketresearch.com/industry-analysis/global-hypertension-drug-market
3. https://www.precedenceresearch.com/chronic-obstructive-pulmonary-disease-treatment-market

Proven Team with Multiple Successful Exits



Brad Hauser
PRESIDENT
CHIEF EXECUTIVE OFFICER

- Globally renowned medical technology innovation leader and seasoned executive
- Med device exit to AbbVie (Nasdaq: SOLY; $550M 12/21)
- Med device exit to Allergan ($2.4B 2/17)

soliton ZELTIQ Allergan



Jennifer Cook
CHIEF BUSINESS OFFICER

- Med device exit to AbbVie (Nasdaq: SOLY; $550 Million 12/21)
- Extensive experience across healthcare and medical technology (Previously, Resonic, Overstitch, Orbera, LapBand)

soliton abbvie apollo endosurgery



Dr. Robert Schwartz
CO-FOUNDER
CHIEF MEDICAL OFFICER

- Inventor of Watchman™ ($1B revs; sold to Boston Sci)
- Mayo Clinic
- Dir. Minneapolis Heart Institute
- Interventional cardiologist

Boston Scientific WATCHMAN MAYO CLINIC



Trent Smith
CHIEF FINANCIAL OFFICER

- Med device exit to AbbVie (Nasdaq: SOLY; $550M 12/21)
- Extensive experience in international and U.S. public reporting (SEC) companies
- Med tech background

soliton abbvie InfuSystem



Landy Toth
CO-FOUNDER
CHIEF TECHNOLOGY OFFICER

- Mechanical engineer/medical device expert
- Commercialization of wearable and interventional diagnostic medical technologies

LifeLens

soliton > abbvie	ZELTIQ > Allergan	WATCHMAN > Boston Scientific
$550 Million Acquisition	$2.4 Billion Acquisition	>$1B Annual Revenue

AUTONOMIX

Unleashing the Power of Nerve-Targeted Treatments

Transforming the diagnosis and treatment of pain and diseases of the nervous system

Significant pain reduction demonstrated in PoC 1

Ongoing Proof-of-Concept Study (PoC 2) focusing on AMIX Sensing and RF Ablation Catheters, additional visceral cancers, and earlier stage pancreatic cancer

Proven team with multiple successful exits

Targeting total combined $100 Billion market opportunity[1,2,3]

1. https://www.mordorintelligence.com/industry-reports/pain-management-market; 2. https://www.polarismarketresearch.com/industry-analysis/global-hypertension-drug-market; 3. https://www.precedenceresearch.com/chronic-obstructive-pulmonary-disease-treatment-market

AUTONOMIX

Company

Autonomix Medical, Inc.
21 Waterway Ave, Suite 300
The Woodlands, TX 77380

Investor / Media Relations

908.824.0775

autonomix@jtcir.com

autonomix.com